Exhibit 99.3 - Financials



           World Information Technology, Inc. (a Taiwan Corp)
                     (A Development Stage Company)

                            Balance Sheet
                                as of
                          December 31, 2002

                                 and

                       Statement of Operations,
                 Changes in Stockholders' Equity, and
                              Cash Flows
                          for the year ended
                           December 31, 2002

                            TABLE OF CONTENTS


TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
Independent Auditor's Report                                        F-1
Balance Sheets                                                      F-2
Statements of Operations                                            F-3
Statements of Changes in Stockholders' Equity                       F-4
Statements of Cash Flows                                            F-5
Footnotes                                                           F-6-11

Beckstead and Watts, LLP
----------------------------
Certified Public Accountants
                                                        3340 Wynn Road, Suite B
                                                            Las Vegas, NV 89102
                                                                   702.257.1984
                                                             702.362.0540 (fax)

                        INDEPENDENT AUDITORS' REPORT

Board of Directors
World Information Technology, Inc. (a Taiwan Corp)

We have audited the Balance Sheets of World Information Technology, Inc. (a Taiwan Corp)(the "Company"), as of December 31, 2002, and the related Statements of Operations, Stockholders' Equity, and Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Information Technology, Inc. (a Taiwan Corp) as of December 31, 2002, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles in the United States of America.

/s/ Beckstead and Watts, LLP
----------------------------
    Beckstead and Watts, LLP

March 14, 2003

                    World Information Technology, Inc.
                        Consolidated Balance Sheet
             (Expressed in US dollars, unless otherwise stated)


Consolidated Balance Sheet

                                                                 December 31,
                                                                     2002
                                                                 ------------
Assets
  Cash and equivalents                                           $     20,000
  Short-term investments                                              204,000
  Trade accounts receivable, net of allowance for doubtful
    accounts of $832,000                                            3,328,000
  Notes receivable - related party                                     29,000
  Notes receivable                                                    146,000
  Inventories                                                          34,000
  Other current assets                                                 92,000
                                                                 ------------
    Total current assets                                            3,853,000
                                                                 ------------

Long-term investments                                               1,821,000
Fixed assets, net                                                   2,721,000
Other assets                                                           59,000
                                                                 ------------
                                                                 $  8,454,000
                                                                 ============

Liabilities and stockholders' equity

  Notes payable                                                  $     78,000
  Trade accounts payable                                                4,000
  Income tax payable                                                1,042,000
  Accrued expense                                                     178,000
  Other payables and customer deposits                                 37,000
                                                                 ------------
    Total current liabilities                                       1,339,000
                                                                 ------------

Deferred revenue                                                      217,200
Other liabilities                                                       4,000
                                                                 ------------
                                                                    1,560,200
                                                                 ------------

Commitments and contingencies                                               -

Stockholders' equity
  Common stock                                                      5,020,000
  Retained earnings                                                 1,991,800
  Accumulated other comprehensive income -
      foreign currency translation adjustment                        (118,000)
                                                                 ------------
                                                                    6,893,800
                                                                 ------------
                                                                 $  8,454,000
                                                                 ============

  The accompanying notes are an integral part of these financial statements.

                    World Information Technology, Inc.
                   Consolidated Statements of Operations
             (Expressed in US dollars, unless otherwise stated)


Consolidated Statements of Operations

                                                                 December 31,
                                                                 ------------
                                                                     2002
                                                                 ------------
Net sales                                                        $  4,126,800

Cost of goods sold                                                   (297,000)
                                                                 ------------
Gross profit                                                        3,829,800

Officer compensation                                                   30,000
Selling, general and administrative                                   599,000
                                                                 ------------
Net income from operations                                          3,200,800

Other income (expense)
  Interest income                                                           -
  Gain on sale of investments, net                                     35,000
  Loss on sale of investments                                        (415,000)
  Other income                                                              -
                                                                 ------------
Net income before income taxes                                      2,820,800

Income tax expense                                                 (1,019,000)
                                                                 ------------
Net income                                                       $  1,801,800
                                                                 ============

Weighted average number of common shares
   outstanding - basic and fully diluted                           17,096,676
                                                                 ============
Net income per share - basic and fully diluted                   $       0.11
                                                                 ============

  The accompanying notes are an integral part of these financial statements.

                    World Information Technology, Inc.
           Consolidated Statement of Changes in Shareholders' Equity
             (Expressed in US dollars, unless otherwise stated)


Consolidated Statement of Changes in Shareholders' Equity

                                                         Accumulated
                                                            Other
                                              Retained  Comprehensive
                                Common Stock  Earnings  Income (Loss)   Total
                                 ----------  -----------  ---------  ----------

Balance as of January 1, 2001    $1,820,000  $422,000     $       -  $2,242,000
  Shares issued for land          2,019,000                           2,019,000
  Net income for the year
    ended December 31, 2001                   949,000                   949,000
  Foreign exchange translation
    adjustment                                                    -           -
                                 ----------  -----------  ---------  ----------
Balance as of December 31, 2001   3,839,000    1,371,000          -   5,210,000
  Stock dividend                  1,151,000   (1,151,000)                     -
  Shares issued to employees for
    profit share                     30,000      (30,000)                     -
  Net income for the year
    ended December 31, 2002                    1,801,800              1,801,800
  Foreign exchange translation
    adjustment                                             (118,000)   (118,000)
                                 ----------  -----------  ---------  ----------
Balance as of December 31, 2002  $5,020,000  $ 1,991,800  $(118,000) $6,893,800
                                 ==========  ===========  =========  ==========

  The accompanying notes are an integral part of these financial statements.

                    World Information Technology, Inc.
                   Consolidated Statements of Cash Flow
             (Expressed in US dollars, unless otherwise stated)


Consolidated Statements of Cash Flow

                                                                 December 31,
                                                                 ------------
                                                                     2002
                                                                 ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                       $  1,801,800
Adjustments to reconcile net income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization expense                               150,000
  Unrealized (gain) loss on short-term investments                     (2,000)
  (Gain) loss on long-term investments                                (35,000)
  (Gain) loss on disposal of investments                              415,000
  Change in assets and liabilities:
    Accounts receivable                                            (2,951,000)
    Other receivables                                                 135,000
    Inventories                                                         1,000
    Prepaid expenses                                                   52,000
    Other current assets                                                    -
    Notes and accounts payable                                         50,000
    Accrued pension expense                                             4,000
    Other payables                                                    826,000
    Other current liabilities                                          (3,000)
    Deferred revenue                                                  217,200
                                                                 ------------
Net cash provided by (used in) operating activities                   661,000
                                                                 ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Decrease in short-term investments, net                              31,000
  Increase in long-term investments                                  (717,000)
  Proceeds from disposal of long-term investments                           -
  Acquisition of fixed assets                                               -
  Decrease (increase) in deposits                                       9,000
                                                                 ------------
Net cash provided by investing activities                            (677,000)
                                                                 ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  (Decrease) in due to stockholder                                    (24,000)
                                                                 ------------
Net cash provided by financing activities                             (24,000)
                                                                 ------------
Net decrease in cash and bank deposits                                (40,000)

Cash and equivalents at beginning of the period                        60,000
                                                                 ------------
Cash and equivalents at end of the period                        $     20,000
                                                                 ============

SUPPLEMENTAL DISCLOSURES
Cash paid during the year for income tax                         $    187,000
                                                                 ============

  The accompanying notes are an integral part of these financial statements.

                     World Information Technology, Inc.
                        Notes to Financial Statements

Note 1 - Nature of business and summary of significant accounting policies

World Information Technology, Inc. (the "Company") was incorporated as a company limited by shares under the Company Law of the Republic of China (R.O.C.) on October 17, 1998 and is based in Taipei, Taiwan. The company specializes in e-commerce related business, online audio-visual programming and broadcasting, design, host, and maintains virtual stores on the internet, and promotional audio, video, and advertisement productions.

Estimates
---------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents
-------------------------

The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

Investments
-----------

Investments in companies over which the Company exercises significant influence are accounted for by the equity method whereby the Company includes its proportionate share of earnings and losses of such companies in earnings.
Other long-term investments are recorded at cost and are written down to their estimated recoverable amount if there is evidence of a decline in value which is other than temporary.

Trade receivables
-----------------

Trade receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer's financial condition and credit history, and current economic conditions. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

Inventories
-----------

Inventories are stated at the lower of cost or market value, with cost being determined on a weighted average basis. Provisions made for inventory obsolescence and declines in market value are included in cost of goods sold.

Property, plant and equipment
-----------------------------

Property, plant and equipment are stated at the lower of cost or estimated net recoverable amount. The cost of property, plant and equipment is depreciated using the straight-line method based on the lesser of the estimated useful lives of the assets or the lease term based on the following life expectancy:

                     Computer equipment              5 years
                     Vehicles                        5 years
                     Office furniture and fixtures   7 years
                     Buildings                      55 years

Repairs and maintenance expenditures are charged to operations as incurred. Major improvements and replacements, which extend the useful life of an asset, are capitalized and depreciated over the remaining estimated useful life of the asset. When assets are retired or

                     World Information Technology, Inc.
                        Notes to Financial Statements

sold, the costs and related accumulated depreciation and amortization are eliminated and any resulting gain or loss is reflected in operations.

Revenue recognition policy
--------------------------

The Company enters into contractual arrangements for web-site development services. The Company recognizes revenue for website development services based on Statement of Position ("SOP") 97-2, "Software Revenue Recognition," as amended, and modified by SOP 98-9, "Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions." SOP 98-9 modified SOP 97-2 by requiring revenue to be recognized using the "residual method" if certain conditions are met. Revenues are recognized based on the residual method when an agreement has been signed by both parties, the fees are fixed or determinable, collection of the fees is probable, delivery of the website has occurred and no other significant obligations remain.

The Company contractually agrees to host the websites for no additional fee and at a minimal cost to the Company for periods ranging from 1 year to an indefinite period of time based on the terms of the individual contracts. The Company defers 5% of its revenue to match its costs incurred to host the websites in future years.

Earnings per share
------------------

Net earnings per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share". Basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of common shares outstanding during the period.

Advertising Costs
-----------------

The Company expenses all costs of advertising as incurred. The Company expensed $170,000 in advertising costs included in selling and marketing expenses for the year ended December 31, 2002.

Foreign currency translations
-----------------------------

The functional currency for the Company's foreign subsidiaries is the local currency. Assets and liabilities of the Company's foreign operations are translated into U.S. dollars at the exchange rates in effect at the balance sheet date; revenues and expenses are translated using the average exchange rates in effect during the period. The cumulative translation adjustments are included in accumulated other comprehensive income or loss, which is a separate component of stockholders' equity. Foreign currency transaction gains or losses are included in the results of operations.

Fair value of financial instruments
-----------------------------------

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2002. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Impairment of long lived assets
-------------------------------

The Company reviews its long-lived assets and intangibles periodically to determine potential impairment by comparing the carrying value of the long-lived assets with the estimated future cash flows expected to result from the use of the assets, including cash flows from disposition. Should the sum of the expected future cash flows be less than the carrying value, the Company would recognize an impairment loss. An impairment loss would be measured by comparing the amount by which the carrying value exceeds the fair value of the long-lived assets and intangibles. There were no impairment losses recognized in 2002.

                     World Information Technology, Inc.
                        Notes to Financial Statements


Stock-Based Compensation:
-------------------------

The Company accounts for stock-based awards to employees in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations and has adopted the disclosure-only alternative of FAS No. 123, "Accounting for Stock-Based Compensation." Options granted to consultants, independent representatives and other non-employees are accounted for using the fair value method as prescribed by FAS No. 123.

Comprehensive Income
--------------------

SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The Company had no items of other comprehensive income and therefore has not presented a statement of comprehensive income.

Segment reporting
-----------------

The Company follows Statement of Financial Accounting Standards No. 130, "Disclosures About Segments of an Enterprise and Related Information". The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Dividends
---------

The Company has not yet adopted any policy regarding payment of dividends. No cash dividends have been paid or declared since inception.

Income taxes
------------

The Company follows Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109") for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.
Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Recent pronouncements
---------------------

In September 2001, the Financial Accounting Standards Board (FASB) issued Statement No. 143, Asset Retirement Obligations. This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. The statement will be effective for the Company's fiscal year ending 2003. Management does not expect the adoption of this standard to have a material impact on the Company's financial statements.

In April 2002, the FASB issued Statement No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendments of FASB Statement No. 13, and Technical Corrections. The Company does not believe that the adoption of this pronouncement will have a material effect on its financial statements.

In June 2002, the FASB issued Statement No. 146, Accounting for Costs Associated With Exit or

                     World Information Technology, Inc.
                        Notes to Financial Statements


Disposal Activities. This statement requires the recognition of a liability for a cost associated with an exit or disposal activity when the liability is incurred versus the date the Company commits to an exit plan. In addition, this statement states the liability should be initially measured at fair value. The statement is effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not believe that the adoption of this pronouncement will have a material effect on its financial statements.

In January 2003, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure. This statement provides alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation. In addition, this statement also amends the disclosure requirements of SFAS No. 123 to require more prominent and frequent disclosures in the financial statements about the effects of stock-based compensation. The transitional guidance and annual disclosure provisions of this statement is effective for the December 31, 2002, financial statements. The interim reporting disclosure requirements will be effective for the Company's March 31, 2003, 10-QSB. Because the Company continues to account for employee stock-based compensation under APB Opinion No. 25, the transitional guidance of SFAS No. 148 has no effect on the financial statements at this time. However, the December 31, 2002, financial statements have incorporated the enhanced disclosure requirements of SFAS No. 148, as presented above under the caption "Employee Stock Plans."

In January 2003, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FASB Interpretation No. 45 clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing certain guarantees. The 2002 financial statements have incorporated the enhanced disclosure requirements of Interpretation No. 45, as presented in Note 1 to the financial statements under the caption "Product warranties." The Company does not expect that this interpretation will have any other effect on its financial statements.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities. This interpretation establishes standards for identifying a variable interest entity and for determining under what circumstances a variable interest entity should be consolidated with its primary beneficiary. Until now, a company generally has included another entity in its consolidated financial statements only if it controlled the entity through voting interests. Interpretation No. 46 changes that by requiring a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or is entitled to receive a majority of the entity's residual returns or both. The requirements of Interpretation No. 46 will apply to the Company for its quarter ending September 30, 2003. The Company does not believe that the adoption of this pronouncement will have a material effect on its financial statements.

Note 2 - Accounts receivable

Accounts receivable totaled $4,160,000 and allowance for doubtful accounts totaled $832,000 as of December 31, 2002.

                     World Information Technology, Inc.
                        Notes to Financial Statements


Note 3 - Fixed assets

Fixed assets consists of the following:


                                              December 31,
                                                  2002
                                              ------------


Transportation equipment                      $     45,000
Office equipment                                   766,000
Leasehold improvements                             156,000
Other equipment                                     17,000
Land                                             2,008,000
Less accumulated depreciation                     (271,000)
Total                                         $  2,721,000

Depreciation expense totaled $150,000 for the year ended December 31, 2002.


Note 4 - Long-term investments

Details of long-term investments are summarized as follows:

                                                          December 31, 2002
                                                       ------------------------

                                                                  Percentage of
Name of Investee                                        Amount      Ownership
-------------------------------------------------------------------------------

International Joyful shopping Mall Internet
  Business Co., Ltd.                                  $  501,000         82.50%
Yong-Kun-Chen Technology Co., Ltd.                       400,000         61.33%
Everbest Healthcare Co., Ltd.                             80,000          1.84%
Eastern Multimedia Co., Ltd.                             290,000          0.03%
Techmo Taiwan Co., Ltd.                                  521,000         18.07%
Rico Foodstuff Co., Ltd.                                  29,000          0.05%
Eternal Industries Co., Ltd.                                   -          7.97%
Wisdom Industries Co., Ltd.                                    -          5.71%
                                                      ----------
Total                                                 $1,821,000
680:

Note 5 - Income taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

As of December 31, 2002, income tax payable to Taiwan taxing authorities totaled $1,042,000 and income tax expense totaled $1,019,000.

                     World Information Technology, Inc.
                        Notes to Financial Statements


Note 6 - Stockholders' equity

The Company issued shares of common stock valued at $1,151,000 to its shareholders as a stock dividend.

The Company issued shares of common stock valued at $30,000 to its employee profit sharing plan.

The Company has a total of 17,096,676 shares of common stock issued and outstanding as of December 31, 2002.

Note 7 - Related party transactions

The Company advanced an officer $29,000. The note receivable is non-interest bearing and due on demand.

Note 8 - Subsequent events

Reverse merger
--------------

On March 13, 2003, the Company effected a Merger and Reorganization Agreement (the "Agreement") with World Information Technology, Inc., formerly EZ Travel, Inc. ("WRLI"), a State of Nevada publicly-traded company. Pursuant to the Agreement, WRLI acquired 80.75% of the outstanding common stock of the Company. As consideration for the shares, WRLI transferred 13,805,524 shares of its $0.001 par value common stock. The acquisition was accounted for using the purchase method of accounting as applicable to reverse acquisitions because the former stockholders of the Company controlled the WRLI's common stock immediately upon conclusion of the transaction. Under reverse acquisition accounting, the post-acquisition entity was accounted for as a recapitalization of the Company.